Exhibit 10.1

AAR CORP.

(a Delaware corporation)

7¼% Senior Notes due 2022

PURCHASE AGREEMENT

Dated:  January 13, 2012

AAR CORP.
(a Delaware corporation)

$175,000,000
7¼% Senior Notes due 2022

PURCHASE AGREEMENT

January 13, 2012

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Morgan Stanley & Co. LLC
as Representatives of the several Initial Purchasers

c/o Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, New York 10036

Ladies and Gentlemen:

AAR CORP., a Delaware corporation (the “Company”), confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Morgan Stanley & Co. LLC (“Morgan Stanley”) and the other Initial Purchasers named in Schedule A hereto (collectively, the “Initial Purchasers,” which term shall also include any initial purchaser substituted as hereinafter provided in Section 11 hereof), for whom Merrill Lynch and Morgan Stanley are acting as representatives (in such capacity, the “Representatives”), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in said Schedule A of $175,000,000 aggregate principal amount of the Company’s 7¼% Senior Notes due 2022 (the “Notes”).

The Securities (as defined below) are to be issued pursuant to an indenture, to be dated as of January 23, 2012 (the “Indenture”), among the Company, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”).  Securities will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”) pursuant to a letter of representations, to be dated on or before the Closing Time (as defined herein) (the “DTC Agreement”), among the Company, the Trustee and DTC.

The holders of the Securities will be entitled to the benefits of a registration rights agreement (the “Registration Rights Agreement”), to be dated as of the Closing Time, among the Company, the Guarantors and the Representatives, acting on behalf of the Initial Purchasers, substantially consistent with the description thereof contained in the Disclosure Package (as herein defined), pursuant to which the Company and the Guarantors will agree (i) to file an exchange offer registration statement under the Securities Act of 1933, as amended (the “1933 Act”), subject to the terms and conditions therein specified, for the issuance, pursuant to an exchange offer (as defined under the Registration Rights Agreement, the “Exchange Offer”), of another series of debt securities of the Company with terms substantially identical to the Securities, to be offered in exchange for the Securities (as defined under the Registration Rights Agreement, the “Exchange Securities”) and (ii) under the circumstances specified in the Registration Rights Agreement, to file a shelf registration statement in respect of the Securities.

The payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by (i) the entities listed on the signature pages hereof as “Guarantors” and (ii) any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”).  The Notes and the Guarantees therein are herein collectively referred to as the “Securities.”

This Agreement, the Registration Rights Agreement, the DTC Agreement, the Securities, the Exchange Securities and the Indenture are referred to herein as the “Transaction Documents.”

The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (“Subsequent Purchasers”) at any time after this Agreement has been executed and delivered.  The Securities are to be sold to the Initial Purchasers and resold by the Initial Purchasers without being registered under the 1933 Act, in reliance upon exemptions therefrom.  Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemptions afforded by Rule 144A (“Rule 144A”) of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the “Commission”) or Regulation S under the 1933 Act (“Regulation S”)).

Section 1.                                            Representations and Warranties by the Company and the Guarantors.

(a)  Representations and Warranties.  Each of the Company and the Guarantors, jointly and severally, hereby represents and warrants to each Initial Purchaser as of the date hereof, the Applicable Time (as defined below) and the Closing Time, and agrees with each Initial Purchaser, as follows:

(i)                                                 Accurate Disclosure.  The Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated January 10, 2012 (the “Preliminary Offering Memorandum”) and has prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated January 13, 2012 (the “Final Offering Memorandum”), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities.  “Offering Memorandum” means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary

Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers, in the case of the Preliminary Offering Memorandum prior to the Applicable Time, in connection with their solicitation of purchases of, or offering of, the Securities.  All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Disclosure Package, the Preliminary Offering Memorandum, the Final Offering Memorandum or the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference therein; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the “1934 Act”) which is incorporated by reference in the Offering Memorandum.

As of the Applicable Time, neither (x) the Offering Memorandum as of the Applicable Time as supplemented by the final pricing term sheet, substantially in the form attached hereto as Schedule B (the “Pricing Supplement”), that has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of offers to purchase Securities, all considered together (collectively, the “Disclosure Package”), nor (y) any individual Supplemental Offering Materials (as defined below), when read together with the Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

“Applicable Time” means 5:00 p.m. (Eastern time) on January 13, 2012 or such other time as agreed by the Company and the Representatives.

“Supplemental Offering Materials” means any “written communication” (within the meaning of the rules and regulations under the 1933 Act) prepared by or on behalf of the Company, or used or referred to by the Company, that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Offering Memorandum or amendments or supplements thereto (including the Pricing Supplement), including, without limitation, any road show relating to the Securities that constitutes such a written communication.

As of its issue date and as of the Closing Time, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The documents incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”) and, when read together with the other information in the Offering Memorandum, at the time the Offering Memorandum was issued and at the Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The representations and warranties in this subsection shall not apply to statements in or omissions from the Disclosure Package or the Final Offering Memorandum made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through the Representatives expressly for use therein.  For purposes of this Agreement, the only information so furnished shall be the information under the heading “Plan of Distribution—Commissions and Discounts,” the information in the third sentence in the first paragraph under the heading “Plan of Distribution—New Issue of Notes,” the information in the first paragraph under the heading “Plan of Distribution—Price Stabilization and Short Positions” and the information under the heading “Plan of Distribution—Electronic Distribution” in the Offering Memorandum (collectively, the “Initial Purchaser Information”).

(ii)                                              No Material Adverse Change in Business.  Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Disclosure Package and the Final Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Disclosure Package and the Final Offering Memorandum; and, since the respective dates as of which information is given in the Disclosure Package and the Final Offering Memorandum, there has not been (A) any change in the capital stock or long term debt of the Company or any of its subsidiaries (other than stock option transactions, stock repurchases, normal debt payments and other such transactions in the normal course of business), (B) any material adverse change, or any development that would reasonably be expected to involve a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries considered as one enterprise (a “Material Adverse Effect”), (C) any transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, otherwise than as set forth or contemplated in the Disclosure Package and the Final Offering Memorandum.

(iii)                                           Financial Statements.  The financial statements, together with the related schedules and notes, included in the Disclosure Package and the Final Offering Memorandum present fairly the financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the results of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved.  The supporting schedules, if any, included in the Disclosure Package and the Final Offering Memorandum present fairly in accordance with GAAP the information required to be stated therein.  The selected financial data and the summary financial information included in the Disclosure Package and the Final Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Disclosure Package and the Final Offering Memorandum.  The interactive data in eXtensible Business Reporting Language incorporated by reference in the Disclosure Package and the Final Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(iv)                                          Telair and Nordisk Estimated EBITDA Information.  The Company’s estimate of the EBITDA contribution from Telair International GmbH (“Telair”) and Nordisk Aviation Products, AS (“Nordisk”) and their respective subsidiaries presented in the Disclosure Package and the Final Offering Memorandum is the Company’s good faith estimate based on (x) its review of the historical accounting records and other financial information described in the Disclosure Package and the Final Offering Memorandum, which the Company reasonably believes to be accurate, and (y) such adjustments as the Company has in its best judgment made and described in the Disclosure Package and the Final Offering Memorandum.

(v)                                             Real and Personal Property.  The Company and its significant subsidiaries (within the meaning of Section 1-02(w) of Regulation S-X under the 1933 Act) (each such significant subsidiary, a “Significant Subsidiary”), have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Disclosure Package and the Final Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Significant Subsidiaries; and any real property and buildings held under lease by the Company and its Significant Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Significant Subsidiaries.

(vi)                                          Good Standing of the Company.  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and through its subsidiaries conduct its business as described in the Disclosure Package and the Final Offering Memorandum and to enter into and perform its obligations under this Agreement; and the Company is, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

(vii)                                       Good Standing of Subsidiaries.  Each subsidiary of the Company has been duly incorporated or formed, as applicable, and is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of organization with power and authority (corporate, limited liability company and other) to own, lease and operate its properties and to conduct its business as described in the

Disclosure Package and the Final Offering Memorandum and, if it is a Guarantor, to enter into and perform its obligations under this Agreement; and each subsidiary of the Company has been duly qualified as a foreign corporation or limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

(viii)                                    Capitalization.  The Company has an authorized capitalization as set forth in the Disclosure Package and the Final Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non assessable; and all of the issued equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. None of the outstanding equity interests of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.  Except for (i) the subsidiaries not required to be listed pursuant to Item 601(b)(21) of Regulation S-K under the 1933 Act, (ii) Airinmar Holdings Limited (“Airinmar”) and its subsidiaries, which were acquired by the Company on October 11, 2011, (iii) Telair and its subsidiaries, which were acquired by the Company on December 2, 2011 and (iv) Nordisk and its subsidiaries, which were acquired by the Company on December 2, 2011, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2011.

(ix)                                            Authorization of the Notes, the Guarantees and the Exchange Securities.  The Notes have been duly authorized and, when issued in the manner provided for in the Indenture and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and entitled to the benefits provided by the Indenture, under which they are to be issued; and the Notes will rank equal in right of payment with all of the Company’s other unsecured and unsubordinated indebtedness.

The Exchange Securities have been duly authorized and, when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and legally binding obligations of the Company and the Guarantors, enforceable against the Company and the Guarantors, as applicable, in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and entitled to the benefits provided by the Indenture, under which they are to be issued; and the Exchange Securities will rank equal in right of payment with all of the Company’s and the Guarantors’ other unsecured and unsubordinated indebtedness, as the case may be.

The Guarantees of the Notes on the Closing Date and the Guarantees of the Exchange Notes have been duly authorized and, when the Notes have been issued in the manner provided for in the Indenture and delivered pursuant to this Agreement, the Guarantees of the Notes will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and entitled to the benefits provided by the Indenture, under which they are to be issued; and the Guarantees will rank equal in right of payment with all of the Guarantors’ other unsecured and unsubordinated indebtedness.

(x)                                               Authorization of the Indenture, the Registration Rights Agreement and the DTC Agreement.  Each of the Indenture, the Registration Rights Agreement and the DTC Agreement has been duly authorized and, with respect to the Indenture, assuming the authorization, execution and delivery by the Trustee, when executed and delivered by the Company, the Guarantors and the Trustee, as applicable, each of the Indenture, the Registration Rights Agreement and the DTC Agreement will constitute a valid and binding instrument, enforceable against the Company and the Guarantors, as applicable, in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability affecting creditors’ rights and by general equity principles.

(xi)                                            Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

(xii)                                         No Violation.  None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the 1934 Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System.

(xiii)                                      Absence of Manipulation.  Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities.

(xiv)                                     No Violations, Defaults and Conflicts in connection with the Securities; No Further Consents, Approvals or Authorizations Required.  The issue and sale of the Securities and the compliance by the Company and the Guarantors with all of the provisions of the Transaction Documents have been duly authorized by all necessary corporate action and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws or similar organizational document of the Company or any of its subsidiaries or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Transaction Documents, except (i) in connection with the Registration Rights Agreement, registration of the Securities under the 1933 Act and qualification of the Indenture under the Trust Indenture Act of 1939 and (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers.  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(xv)                                        Absence of Violations and Defaults.  Neither the Company nor any of its subsidiaries is (A) in violation of its Certificate of Incorporation or By-laws or other applicable organizational documents or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound (collectively, the “Agreements and Instruments”), except, in the case of the Agreements and Instruments, where such violation or default would not, singly or in the aggregate, result in a Material Adverse Effect, or (B) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xvi)                                     Accuracy of Descriptions of Terms of the Securities; Accuracy of Descriptions of Laws and Documents.  The statements set forth in the Offering

Memorandum under the captions “Description of the Notes” and “Exchange Offer; Registration Rights” insofar as they purport to constitute a summary of the terms of the Securities and the Exchange Securities, and the statements set forth under the captions “Certain U.S. Federal Income And Estate Tax Considerations” and “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, accurately summarize or describe in all material respects the matters referred to therein; and the Transaction Documents will conform to the respective descriptions thereof in the Disclosure Package and the Final Offering Memorandum.

(xvii)                                  Absence of Proceedings.  Other than as set forth in the Disclosure Package and the Final Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Company and its subsidiaries or on the power or ability of the Company or the Guarantors to perform their respective obligations under the Transaction Documents, or to consummate the transactions contemplated therein; and, to the best of the Company’s and each Guarantor’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(xviii)                               Environmental Laws; Environmental Licenses and Permits.  The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except as described in the Disclosure Package and the Final Offering Memorandum and except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, result in a Material Adverse Effect.

(xix)                                       Environmental Liabilities.  There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which are not described in the Disclosure Package and Final Offering Memorandum and which would, singly or in the aggregate, result in a Material Adverse Effect.

(xx)                                          Class of Securities.  When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the 1933 Act) as securities which are listed on a national securities exchange registered under Section 6 of the 1934 Act or quoted in a U.S. automated inter-dealer quotation system.

(xxi)                                       Reporting Requirements.  The Company is subject to Section 13 or 15(d) of the 1934 Act.

(xxii)                                    Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company”, as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xxiii)                                 No General Solicitation or Advertising.  Neither the Company nor any person acting on its behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

(xxiv)                                No Offer or Sale of Securities.  Within the preceding six months, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Initial Purchasers hereunder.  The Company will take reasonable precautions designed to provide assurance that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the 1933 Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by the Representatives), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the 1933 Act.

(xxv)                                   Independent Accountants.  To the Company’s knowledge, KPMG LLP, which has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm as required by the 1933 Act and the rules and regulations of the Commission thereunder.

(xxvi)                                Trust Indenture Act.  It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(xxvii)                             Accounting Controls and Disclosure Controls.  The Company and each of its subsidiaries maintain effective internal control over financial reporting (as defined under Rules 13-a15 and 15d-15 under the 1934 Act Regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Disclosure Package and the Final Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.   Since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

The Company and its consolidated subsidiaries maintain an effective system of disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxviii)                          Possession of Licenses and Permits.  The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxix)                                  Compliance with the Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxx)                                     Tax Law Compliance.  The Company and its consolidated subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns in a timely manner, except insofar as the failure to file such returns would not result in a Material Adverse Effect, and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any taxes, assessments, fines or penalties as may be being contested in good faith and by appropriate proceedings.  The Company has made appropriate provisions in the applicable financial statements referred to in Section 1(a)(iii) hereof in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

(xxxi)                                  Insurance.  Each of the Company and its subsidiaries are insured by institutions of recognized financial responsibility with policies in such amounts and with such deductibles and covering such risks as the Company and its subsidiaries deem adequate and customary for their businesses including, without limitation, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes.

(xxxii)                               Foreign Corrupt Practices Act.  None of the Company, any of its subsidiaries or directors or officers or, to the knowledge of the Company, any agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries has taken any action, directly or indirectly, that would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxiii)                            Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxxiv)                           OFAC.  None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or representative of the Company or any of its subsidiaries is an individual or entity (“Person”) currently the subject or target of any  sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of  Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(xxxv)                              Regulation S.  The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902 under the 1933 Act.  The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 under the 1933 Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the 1933 Act.

(xxxvi)                           Unrestricted Subsidiaries.  Neither the Company nor any subsidiary of the Company (with the exception of (A) AAR Aircraft & Engine Sales & Leasing, Inc. and any subsidiary thereof and (B) AAR International Financial Services, L.L.C. and any subsidiary thereof ((A) and (B) collectively, the “Unrestricted Subsidiaries”)) (i) provides credit support for, or guarantee of, any debt of the Unrestricted Subsidiaries (including any undertaking, agreement or instrument evidencing such debt, but excluding in the case of a Receivables Subsidiary (as defined in the Disclosure Package and the Final Offering Memorandum) any Standard Securitization Undertakings (as defined in the Disclosure Package and the Final Offering Memorandum)) or (ii) is directly or indirectly liable for any debt of the Unrestricted Subsidiaries (except in the case of a Receivables Subsidiary any Standard Securitization Undertakings).

(b)  Officer’s Certificates.  Any certificate signed by any officer of the Company, any of its subsidiaries or any Guarantor delivered to the Representatives or to counsel for the Initial Purchasers in connection with the transactions contemplated by this Agreement shall be deemed a representation and warranty by the Company or of such Guarantor to each Initial Purchaser as to the matters covered thereby.

Section 2.                                            Sale and Delivery to Initial Purchasers; Closing.

(a)  Securities.  On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, the principal amount of Securities set forth opposite the name of such Initial Purchaser in Schedule A hereto at a purchase price of 96.1430% of the aggregate principal amount thereof plus any additional principal amount of Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof, subject to such adjustments as the Representatives in their discretion shall make to ensure that any sales or purchases are in authorized denominations.

(b)  Payment.  Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (Eastern time) on the fifth business day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the “Closing Time”).  Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Initial Purchasers of certificates for the Securities to be purchased by them.  It is understood that each Initial Purchaser has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase.  Merrill Lynch and Morgan Stanley, individually and not as representatives of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

(c)  Denominations; Registration.  Global certificates for the Securities shall be registered in the name of Cede & Co., as nominee of DTC, and shall be in such denominations ($2,000 or integral multiples of $1,000 in excess thereof) as the Representatives may request in writing at least one full business day before the Closing Time.  The global certificates representing the Securities shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. on the last business day prior to the Closing Time.

Section 3.                                            Covenants of the Company and the Guarantors.  The Company and, where applicable, the Guarantors covenant with each Initial Purchaser as follows:

(a)  Offering Memorandum.  The Company, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Offering Memorandum and the Disclosure Package and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

(b)  Notice and Effect of Material Events.  The Company will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise which (i) make any statement in the Disclosure Package, any Offering Memorandum or any Supplemental Offering Materials false or misleading or (ii) are not disclosed in the Disclosure Package or the Offering Memorandum.  In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company, at its own expense, shall forthwith amend or supplement the Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding, if, in the judgment of the Representatives, the Initial Purchasers or any of their affiliates (as such term is defined in the 1933 Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, the Securities, the Company and the Guarantors agree to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the 1933 Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

The Company hereby expressly acknowledges that the indemnification and contribution provisions of Sections 7 and 8 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

(c)  Reporting Requirements.  Until the completion of the placement of the Securities by the Initial Purchasers, the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the

1934 Act Regulations.  The Company has given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing.

(d)  Amendment and Supplements to the Offering Memorandum; Preparation of Pricing Supplement; Supplemental Offering Materials.  The Company will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers.  Neither the consent of the Initial Purchasers, nor the Initial Purchasers’ delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.  The Company will prepare the Pricing Supplement, in form and substance satisfactory to the Representatives, and shall furnish prior to the Applicable Time to each Initial Purchaser, without charge, as many copies of the Pricing Supplement as such Initial Purchaser may reasonably request.  The Company represents and agrees that, unless it obtains the prior consent of the Representatives, it has not made and will not make any offer relating to the Securities by means of any Supplemental Offering Materials.

(e)  Qualification of Securities for Offer and Sale.  Promptly from time to time the Company will take such action as the Initial Purchasers may reasonably request, consistent with Section 6 hereof, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Initial Purchasers may designate and to maintain such qualifications in effect as long as required for the sale of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file any general consent to service of process in any jurisdiction.  The Company shall advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and the Guarantors shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(f)  DTC.  The Company will cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

(g)  Use of Proceeds.  The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Disclosure Package and the Final Offering Memorandum under the caption “Use of Proceeds.”

(h)  Agreement Not To Offer or Sell Additional Securities.  During the period of 90 days following the date hereof, the Company will not, without the prior written consent of Merrill Lynch and Morgan Stanley (which consent may be withheld at the sole discretion of Merrill Lynch and Morgan Stanley), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the 1933 Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than (i) as contemplated by this Agreement, (ii) as contemplated by the Registration Rights Agreement and (iii) the filing of a “universal shelf” registration statement with the Commission, but not the offer or sale of any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company under or by means of such registration statement).

The Representatives on behalf of the several Initial Purchasers, may, in their sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the covenants in this Section 3 or extend the time for their performance.

Section 4.                                            Payment of Expenses.

(a)  Expenses.  Each of the Company and the Guarantors shall pay all expenses incident to the performance of their obligations under this Agreement and in connection with the transactions contemplated hereby, including without limitation:  (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and any filing of the Disclosure Package and any Offering Memorandum and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Initial Purchasers and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, the Registration Rights Agreement, the Blue Sky and legal investment memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 3(e) hereof, including the fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by FINRA, if any, of the terms of the sale of the Securities or the Exchange Securities; (viii) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company and the Guarantors of their respective other obligations under this Agreement; (ix) all expenses incident to the “road show” for the offering of the Securities, including the cost of any chartered airplane or other transportation and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and Sections 7 and 8 hereof, the Initial Purchasers will pay all of their own costs and expenses; provided that the Company shall pay the fees of counsel for the Initial Purchasers up to a maximum of $250,000, and the Initial Purchasers shall pay any portion of fees of counsel for the Initial Purchasers in excess of $250,000.

(b)  Termination of Agreement.  If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 10(a)(i) or (iii) hereof, the Company shall reimburse the Initial Purchasers for their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

Section 5.                                            Conditions of Initial Purchasers’ Obligations.  The obligations of the several Initial Purchasers hereunder are subject to the accuracy, at and as of the date hereof and the Closing Time of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)  Opinion of Counsel for Company and the Guarantors.  At the Closing Time, the Initial Purchasers shall have received (1) the favorable opinion, dated as of the Closing Time, of Schiff Hardin LLP, counsel for the Company and the Guarantors, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit A(1) hereto and to such further effect as counsel to the Initial Purchasers may reasonably request, (2) the favorable opinion, dated as of the Closing Time, of Robert J. Regan, Esq., General Counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibit A(2) hereto and to such further effect as counsel to the Initial Purchasers may reasonably request, (3) the favorable opinion, dated as of the Closing Time, of Carlton Fields, P.A., counsel for the Guarantors that are organized in the State of Florida, in form and substance satisfactory to counsel for the Initial Purchasers, with respect to such matters as may be reasonably requested by the Initial Purchasers and (4) the favorable opinion, dated as of the Closing Time, of Sirote & Permutt, PC, counsel for the Guarantors that are organized in the State of Alabama, in form and substance satisfactory to counsel for the Initial Purchasers, with respect to such matters as may be reasonably requested by the Initial Purchasers.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

(b)  Opinion of Counsel for Initial Purchasers.  At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Shearman & Sterling LLP, counsel for the Initial Purchasers in form and substance satisfactory to the Representatives.  In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company and its subsidiaries and certificates of public officials.

(c)  Officers’ Certificate.  At the Closing Time, there shall not have been, since the date hereof or since the date as of which information is given in the Disclosure Package or the Final Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or the President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company included in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(d)  Accountants’ Comfort Letter.  At the time of the execution of this Agreement, the Representatives shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the Initial Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

(e)  Bring-down Comfort Letter.  At the Closing Time, the Representatives shall have received from KPMG LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to therein shall be a date not more than three business days prior to the Closing Time.

(f)  Credit Ratings.  On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the 1934 Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

(g)  Indenture; Registration Rights Agreement.  At or prior to the Closing Time, the Company, the Guarantors and the Trustee shall have executed and delivered the Indenture in a form satisfactory to the Representatives.  At or prior to the Closing Time, the Company and the Guarantors shall have executed and delivered the Registration Rights Agreement in a form satisfactory to the Representatives.

(h)  Additional Documents.  At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Guarantors in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers.

(i)  Termination of Agreement.  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8, 9, 17 and 18 shall survive any such termination and remain in full force and effect.

Section 6.                                            Subsequent Offers and Resales of the Securities.

(a)  Offer and Sale Procedures.  Each of the Initial Purchasers and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

(i)                                                 Offers and Sales.  Offers and sales of the Securities shall only be made to persons whom the offeror or seller reasonably believes to be qualified institutional buyers, as defined in Rule 144A under the 1933 Act (“Qualified Institutional Buyers”) or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof. The Company has not entered into any contractual arrangement, other than this Agreement, with respect to the distribution of the Securities and the Company will not enter into any such arrangement.

(ii)                                              No General Solicitation.  No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering or sale of the Securities.

(iii)                                           Subsequent Purchaser Notification.  Each Initial Purchaser will take reasonable steps to inform, and cause each of its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”) in the United States to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or Affiliate, as the case may be, in the United States, that the Securities (A) have not been registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company or any subsidiary thereof, (2) pursuant to a registration statement that has been declared effective under the 1933 Act, (3) outside the United States in accordance with Regulation S under the 1933 Act, or (4) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

(iv)                                          Legends.  Each of the Securities will bear, to the extent applicable, the legend contained under the caption “Transfer Restrictions” in the Disclosure Package and the Final Offering Memorandum for the time period and upon the other terms stated therein.

(v)                                             Minimum Principal Amount.  No sale of the Securities to any one Subsequent Purchaser will be for less than $2,000 principal amount and no Security will be issued in a smaller principal amount.

(b)  Covenants of the Company.  The Company covenants with each Initial Purchaser as follows:

(i)                                                 Integration.  The Company agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or Regulation S thereunder or otherwise.

(ii)                                              Rule 144A Information.  The Company agrees that, in order to render the offered Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the offered Securities remain outstanding, it will make available, upon request, to any holder of offered Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

(iii)                                           Restriction on Repurchases.  Until the expiration of one year after the original issuance of the offered Securities, the Company will not, and will cause its Affiliates not to, resell any offered Securities which are “restricted securities” (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker’s transactions).

(iv)                                          No Directed Selling Efforts.  The Company agrees that it will not and will not permit any of its Affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) to engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the Company will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.

The Representatives on behalf of the several Initial Purchasers, may, in their sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the covenants in this Section 6(b) or extend the time for their performance.

(c)  Qualified Institutional Buyer.  Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that it is a Qualified Institutional Buyer and an “accredited investor” within the meaning of Rule 501(a) under the 1933 Act.

Section 7.                                            Indemnification.

(a)  Indemnification of Initial Purchasers.  Each of the Company and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its Affiliates,

its selling agents and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)                                                 against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, the Disclosure Package, the Final Offering Memorandum, any Supplemental Offering Materials or any other information used by or on behalf of the Company in connection with the offer or sale of the Securities (or any amendment or supplement to the foregoing), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)                                              against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

(iii)                                           against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Initial Purchaser Information furnished to the Company by the Initial Purchasers through the Representatives expressly for use in any Preliminary Offering Memorandum, the Disclosure Package or the Final Offering Memorandum (or any amendment or supplement to the foregoing).

(b)  Indemnification of Company and the Guarantors.  Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and the Guarantors and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any Preliminary Offering Memorandum, the Disclosure Package, the Final Offering Memorandum (or any amendment or supplement to the foregoing) in reliance upon and in conformity with the Initial Purchaser Information furnished to the Company by such Initial Purchaser through the Representatives expressly for use therein.

(c)  Actions against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)  Settlement without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

Section 8.                                            Contribution.  If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Initial Purchasers, on the other hand, bear to the aggregate initial offering price of the Securities.

The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed to the public were offered to the public and sold by it hereunder exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Initial Purchaser’s Affiliates and selling agents shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.  The Initial Purchasers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

Section 9.                                            Representations, Warranties and Agreements to Survive.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or its Affiliates or selling agents, any person controlling any Initial Purchaser, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.

Section 10.                                      Termination of Agreement.

(a)  Termination; General.  The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the date as of which information is given in the Preliminary Offering Memorandum, the Disclosure Package or the Final Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (or their respective successors) has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, the Financial Industry Regulatory Authority or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

(b)  Liabilities.  If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8, 9, 17 and 18 shall survive such termination and remain in full force and effect.

Section 11.                                      Default by One or More of the Initial Purchasers.  If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other initial purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(a)                                  if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers, or

(b)                                 if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Disclosure Package or the Offering Memorandum or in any other documents or arrangements.  As used herein, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section 11.

Section 12.                                      Tax Disclosure.  Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure.  For purposes of the foregoing, the term “tax treatment” is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term “tax structure” includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

Section 13.                                      Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Initial Purchasers shall be directed to Merrill Lynch at One Bryant Park, New York, New York 10036, attention of syndicate department, with a copy to DCM Legal, and Morgan Stanley at 1585 Broadway, New York, New York 10036, attention of High Yield Syndicate Desk, and notices to the Company and the Guarantors shall be directed to them at One AAR Place, 1100 N. Wood Dale Road, Wood Dale, Illinois 60191, attention of Secretary.

Section 14.                                      No Advisory or Fiduciary Relationship.  Each of the Company and the Guarantors acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, (b) in connection with the offering of the Securities contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any of its subsidiaries or their respective stockholders, creditors, employees or any other party, (c) no Initial Purchaser has assumed, or will assume, an advisory or fiduciary responsibility in favor of the Company or any of its subsidiaries with respect to the offering of the Securities contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company or any of its subsidiaries on other matters), and no Initial Purchaser has any obligation to the Company or the Guarantors with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors, and (e) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Securities contemplated hereby and each of the Company and the Guarantors has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

Section 15.                                      Integration.  This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Guarantors and the Initial Purchasers, or any of them, with respect to the subject matter hereof.

Section 16.                                      Parties.  This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and the Guarantors and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Company and the Guarantors and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Company and the Guarantors and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

Section 17.                                      Trial by Jury.  Each of the Company and the Guarantors (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 18.                                      GOVERNING LAW.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

Section 19.                                      TIME.  TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT.  EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

Section 20.                                      Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

Section 21.                                      Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, the Company and the Guarantors in accordance with its terms.

Very truly yours,

AAR CORP.

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AAR AIRCRAFT & ENGINE SALES & LEASING, INC., as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AAR INTERNATIONAL FINANCIAL SERVICES, L.L.C., as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AAR/SSB II, LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AAR AIRCRAFT SERVICES, INC., as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko

Title:

AVIATION MAINTENANCE STAFFING, INC., as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AAR AIRLIFT GROUP, INC., as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AAR LANDING GEAR LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AAR INTERNATIONAL, INC., as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AAR AUSTRALIA, L.L.C., as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

2

AAR JAPAN, INC., as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AAR MANUFACTURING, INC., as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

BROWN INTERNATIONAL CORPORATION, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

EP AVIATION, LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

SUMMA TECHNOLOGY, INC., as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AAR PARTS TRADING, INC., as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

3

AAR POWER SERVICES, INC., as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AAR ALLEN SERVICES, INC., as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AARIFS A320 LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AARIFS (342) LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AARIFS (290) LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

4

AARIFS (304) LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AARIFS (315) LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AARIFS (23734) LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AARIFS (23779) LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AARIFS (23780) LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AARIFS (24750) LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

5

AARIFS (25092) LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

AARIFS (25093) LLC, as Guarantor

By:	/s/ Timothy J. Romenesko
Name: Timothy J. Romenesko
Title:

6

The foregoing purchase agreement is hereby confirmed and accepted, as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH

                              INCORPORATED

By:	/s/ William Pegler
Name: William Pegler
Title: Managing Director

MORGAN STANLEY & CO. LLC

By:	/s/ Nicholas Romig
Name: Nicholas Romig
Title: Vice President

Each for itself and as Representative of the other Initial Purchasers named in Schedule A hereto.

Signature Page to AAR Corp. (Purchase Agreement)

Annex I

Resale Pursuant to Regulation S or Rule 144A

Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the 1933 Act.  Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance on Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect.  Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the 1933 Act.

Annex I - 1

Exhibit A(1)

FORM OF OPINION OF SCHIFF HARDIN LLP
TO BE DELIVERED PURSUANT TO
SECTION 5(a)

January     , 2012

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Morgan Stanley & Co. LLC

Wells Fargo Securities, LLC

Loop Capital Markets LLC

U.S. Bancorp Investments, Inc.

c/o Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

Re:          AAR CORP.

7¼% Senior Notes due 2022

Ladies and Gentlemen:

We have acted as counsel for AAR CORP., a Delaware corporation (the “Company”), and each of the entities set forth on Schedule A hereto (each, a “Guarantor” and, collectively, the “Guarantors”) in connection with the issue and sale by the Company to the Initial Purchasers, severally and not jointly, of an aggregate of $175,000,000 principal amount of the Company’s 7¼% Senior Notes due 2022 (the “Notes”) pursuant to the Purchase Agreement dated January 13, 2012 among you, the Company and the Guarantors (the “Purchase Agreement”).  The Notes and the related guarantees (the “Guarantees”) will be issued pursuant to an indenture dated as of January [23], 2012 (the “Indenture”), among the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”).  This opinion letter is being delivered at the request of the Company pursuant to Section 5(a) of the Purchase Agreement.  Capitalized terms used in this opinion letter that are defined in the Purchase Agreement and not otherwise defined in this opinion letter shall have the meanings given to them in the Purchase Agreement.  The term “person” when used herein shall mean any individual or entity.

In connection with this opinion letter, we have examined the following documents (the documents described in (i) through (v) below are collectively called the “Transaction Documents”):

(i)            an executed copy of the Purchase Agreement;

(ii)           an executed copy of the Indenture;

Exh A(1) - 1

(iii)          copies of the global notes representing the Securities;

(iv)          an executed copy of the Registration Rights Agreement, dated as of January [23], 2012;

(v)                                 an executed copy of the DTC Agreement, dated as of [•];

(vi)                              the Preliminary Offering Memorandum dated January 10, 2012;

(vii)                           the Final Offering Memorandum dated January [13], 2012;

(viii)                        a copy of the Restated Certificate of Incorporation of the Company and all amendments thereto, certified by the Secretary of State of Delaware;

(ix)                                a copy of the By-Laws of the Company and all amendments thereto, certified by the Secretary of the Company;

(x)                                   copies of resolutions adopted by the Board of Directors of the Company and the Executive Committee of the Board acting as an Offering Committee with respect to the Notes, certified by the Secretary of the Company;

(xi)                                copies of the certificate of incorporation or certificate of formation, as the case may be, of each of the Guarantors incorporated under the Delaware General Corporation Law or formed under the Delaware Limited Liability Company Act (the “Delaware Guarantors”) and all amendments thereto, certified by the Secretary of State of Delaware;

(xii)                             copies of the articles of incorporation or articles of organization, as the case may be, of each of the Guarantors incorporated under the Illinois Business Corporation Act or organized under the Illinois Limited Liability Company Act (the “Illinois Guarantors”), and all amendments thereto, certified by the Secretary of State of Illinois;

(xiii)                          copies of the by-laws of each Delaware Guarantor and each Illinois Guarantor that is a corporation, each certified by the Secretary of the applicable Guarantor;

(xiv)                         copies of the limited liability company agreement of each Delaware Guarantor and each Illinois Guarantor that is a limited liability company, each certified by the Secretary of the applicable Guarantor;

(xv)                            copies of resolutions adopted by the Board of Directors or Board of Managers of each Delaware Guarantor and each Illinois Guarantor, certified by the Secretary of the applicable Guarantor;

(xvi)                         a certificate of an officer of the Company as to certain matters;

Exh A(1) - 2

(xvii)                      certificates of the Secretary of State of the State of Delaware as to the corporate or limited liability company existence and good standing of the Company and each of the Delaware Guarantors; and

(xviii)                   certificates of the Secretary of State of the State of Illinois as to the corporate or limited liability company existence and good standing of each of the Illinois Guarantors.

In making our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the originals of all documents submitted to us as copies and the legal capacity of all natural persons.  As to matters of fact material to our opinions in this letter, we have relied on certificates of officers of the Company and the Guarantors, public officials and other appropriate persons and on the representations made in the Transaction Documents.

In rendering the opinions in this letter we have assumed, except to the extent expressly set forth in and covered by our opinions below, that (i) each party to each of the Transaction Documents (a) is validly existing and in good standing under the laws of its jurisdiction of organization, (b) has full power and authority to execute the Transaction Documents to which it is a party and to enter into the transactions contemplated therein, (c) has taken all necessary action to authorize execution of the Transaction Documents to which it is a party on its behalf by the persons executing them, (d) has properly executed and delivered each of the Transaction Documents to which it is a party, and (e) has duly obtained all consents or approvals of any nature from and made all filings with any governmental authorities necessary for such party to execute, deliver or perform its obligations under the Transaction Documents to which it is a party, (ii) all acts have been taken without violation of any fiduciary duties and in accordance with any notice or disclosure requirements, (iii) the execution and delivery of, and performance of their respective agreements under, the Transaction Documents by each party thereto do not violate any law, rule, regulation, judgment, injunction, order, decree, agreement or instrument binding upon such party, and (iv) each of the Transaction Documents is the legal, valid and binding obligation of, and enforceable against, each party thereto.  In addition, our opinion in paragraph 14 below assumes (w) the accuracy of the representations and warranties of the Company set forth in Section 1(a) of the Purchase Agreement, (x) the due performance by the Company of the covenants and agreements set forth in Sections 3 and 6 of the Purchase Agreement, (y) the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 6 of the Purchase Agreement, and (z) the compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Final Offering Memorandum.

In rendering our opinions herein we have also assumed that there is no oral or written agreement, understanding, course of dealing or usage of trade that amends any term of any Transaction Document, or any waiver of any such term; and that there has been no mutual mistake of fact or actual or constructive fraud, misrepresentation, duress, undue influence or similar inequitable conduct.

Exh A(1) - 3

We make no representation that we have independently investigated or verified any of the matters that we have assumed for the purposes of this opinion letter, and, by accepting this opinion letter, you acknowledge not to have requested, or relied on, any such independent investigation or verification by us.

For the purpose of this opinion letter, our “knowledge” (or any similar concept) with respect to any matter means (1) the actual knowledge regarding such matter of the particular attorneys who are presently employees or partners of Schiff Hardin LLP and who have represented the Company in connection with the transactions contemplated by the Transaction Documents or who provide substantive legal services to the Company, (2) we make no representation that we have undertaken any review of our files or other independent investigation with respect to any such matter (and, by accepting this opinion letter, you acknowledge not to have requested, or relied on, any such review or other independent investigation by us) and (3) no inference that we have actual knowledge concerning such matter should be drawn from the mere fact of our representation of the Company or our expression of any opinion in this opinion letter.  Accordingly, relevant matters may exist, including relevant matters with respect to which attorneys in our firm are representing the Company, but of which, for the purposes of this opinion letter, we do not have “knowledge”.

For the purposes hereof, “Applicable Laws” shall mean the laws, rules and regulations to which our opinions are limited as described in qualifications E and F below.

The opinions contained in this letter are only expressions of professional judgment regarding the legal matters addressed and are not guarantees that a court would reach any particular result.

Based on the foregoing and subject to the qualifications set forth below, we are of the opinion that:

1.             The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

2.             Each of the Delaware Guarantors is validly existing as a corporation or limited liability company in good standing under the laws of the State of Delaware.  Each of the Illinois Guarantors is validly existing as a corporation or limited liability company in good standing under the laws of the State of Illinois.

3.             The Company, each Delaware Guarantor and each Illinois Guarantor has corporate or limited liability company power and authority, as applicable, to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

4.             The Purchase Agreement has been duly authorized, executed and delivered by the Company, each Delaware Guarantor and each Illinois Guarantor and, to the extent execution and delivery is a matter of New York law, by each other Guarantor.

Exh A(1) - 4

5.             The Indenture has been duly authorized, executed and delivered by the Company, each Delaware Guarantor and each Illinois Guarantor and, to the extent execution and delivery is a matter of New York law, by each other Guarantor, and the Indenture and constitutes a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms.

6.             The Registration Rights Agreement has been duly authorized, executed and delivered by the Company, each Delaware Guarantor and each Illinois Guarantor and, to the extent execution and delivery is a matter of New York law, by each other Guarantor, and the Registration Rights Agreement constitutes a valid and binding obligation of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms.

7.             The DTC Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

8.             The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company, each Delaware Guarantor and each Illinois Guarantor, have been duly executed by the Company, each Delaware Guarantor and each Illinois Guarantor (and, to the extent execution and delivery is a matter of New York law, by each other Guarantor) and, when authenticated by the Trustee in the manner provided in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with their terms, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

9.             The Exchange Securities have been duly authorized by the Company, each Delaware Guarantor and each Illinois Guarantor and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture and issued and delivered pursuant to the Exchange Offer, will constitute valid and binding obligations of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with their terms, and will be entitled to the benefits of the Indenture.

10.           The Securities, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Final Offering Memorandum.

11.           The documents incorporated by reference in the Offering Memorandum (other than the financial statements and supporting schedules therein, as to which we need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

Exh A(1) - 5

12.           The information in the Disclosure Package and in the Final Offering Memorandum under the captions “Description of Certain Indebtedness,” “Description of the Notes”, “Exchange Offer; Registration Rights”, “Certain U.S. Federal Income and Estate Tax Considerations” and “Plan of Distribution,” to the extent that it constitutes matters of law, summaries of legal matters, the Company’s charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

13.           No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Securities will be offered or sold, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution, delivery or performance by the Company or any Guarantor of any Transaction Document to which it is a party (other than the filings and other actions required pursuant to the 1933 Act and the rules and regulations thereunder with respect to the Company’s and the Guarantors’ obligations under the Registration Rights Agreement, including, without limitation, the filing of a registration statement with the Commission, the Commission’s declaration of effectiveness of such registration statement and the qualification of the Indenture under the Trust Indenture Act of 1939, as amended) or for the offering, issuance, sale or delivery of the Securities to the Initial Purchasers or the resale of the Securities by the Initial Purchasers in accordance with the terms of the Purchase Agreement.

14.           It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement, the Disclosure Package and the Final Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

15.           The execution, delivery and performance of the Transaction Documents, the consummation of the transactions contemplated in the Purchase Agreement, the Disclosure Package and the Final Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Disclosure Package and the Final Offering Memorandum under the caption “Use of Proceeds”) and the compliance by each of the Company and the Guarantors with their respective obligations under the Transaction Documents do not and will not, whether with or without the giving of notice or lapse of time or both, violate or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary thereof pursuant to (i) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, filed as an exhibit to the Company’s Annual Report on Form 10 K for the fiscal year ended May 31, 2011 or any subsequent 1934 Act filing prior to the date of the Purchase Agreement, to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary thereof is subject or (ii) any agreement listed on Schedule B hereto (except in the case of (i) and (ii) for such violations, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or

Exh A(1) - 6

any Delaware Guarantor, the articles of incorporation or by-laws, or the articles of organization and limited liability company agreement, of any Illinois Guarantor or any applicable law, statute, rule, or regulation, or any judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations.

16.           None of the Company and the Guarantors is required, nor upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Disclosure Package and the Final Offering Memorandum will be required, to register as an “investment company” under the Investment Company Act.

17.           An Illinois court, or a federal court applying Illinois conflicts of laws rules, would enforce the choice of law provisions of the Transaction Documents that specify that the laws of the State of New York are to govern the Transaction Documents so long as (a) there is a reasonable relationship between the parties to the Transaction Documents or the transactions thereunder to the State of New York and (b) the application of the laws of the State of New York is not contrary to a public policy of the State of Illinois.  Moreover, although the Transaction Documents contain choice of law provisions which state that they are to be governed by and construed in accordance with the law of the State of New York, in the event that the laws of Illinois were applied to govern the Transaction Documents, the Transaction Documents would not violate any applicable usury laws of Illinois.

The opinions set forth above are subject to the following qualifications:

A.            For purposes of our opinions in paragraphs 1 and 2 above as to the existence and good standing of the Company (but not its due incorporation), the Delaware Guarantors and the Illinois Guarantors, we have relied solely upon the documents described in item (xvii) and (xviii) above.

B.            The opinions set forth in paragraphs 5, 6, 7, 8 and 9 above are subject to (i) applicable laws relating to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors’ rights generally, whether now or hereafter in effect, and (ii) general principles of equity, including, without limitation, concepts of materiality, laches, reasonableness, good faith, fair dealing and judicial discretion, and the principles regarding when injunctive or other equitable remedies will be available (regardless of whether considered in a proceeding at law or in equity).

C.            In rendering the opinions set forth above, we have made no examination of, and we express no opinion with respect to, any accounting or, except as set forth in our opinion in paragraph 12, tax matters.  Our opinion in paragraph 15 above covers only violations, breaches, defaults, Repayment Events or creations or impositions of liens, charges or encumbrances which can be definitively determined as of the date of this opinion letter and does not cover violations, breaches, defaults, Repayment Events, creations or impositions of liens, charges or encumbrances the occurrence of which is dependent upon future events or circumstances or compliance with financial covenants or ratios.  Our opinion in paragraph 13 above is not

Exh A(1) - 7

intended to cover consents, approvals or filings which might be required as a result of the conduct by the Company or any Guarantor of its business or operations.

D.            We express no opinion as to the validity, legality, binding effect or enforceability of any covenant or agreement (i) providing for release of liability for or the indemnification against or contribution with respect to any losses, claims, damages, expenses or liabilities incurred by any person (a) as a result of any violation of any securities law by such person, (b) as a result of the negligence of such person if a court would find that the intent to indemnify such person for such person’s negligence was not clearly expressed, or (c) if a court would find that such indemnification, contribution or release otherwise violates public policy, (ii) providing for the waiver of jury trial or the waiver of counterclaim or cross-claim, (iii) providing that delays will not operate as waivers, (iv) relating to severability as applied to any portion of a Transaction Document deemed by a court to be material, (v) waiving the benefits of any statutory provision or common law right where such waiver violates limitations imposed by statute or is against public policy, (vi) purporting to restrict access to legal or equitable remedies or purporting to establish evidentiary standards for suits or proceedings to enforce the Transaction Documents or evidentiary standards relating to powers granted to any party, (vii) setting forth remedies to the extent such remedies would have the effect of compensating the party entitled to the benefits thereof in amounts in excess of actual loss suffered by such party, (viii) providing for a penalty or purporting to be an agreement to pay liquidated damages unless actual damages would be impossible or difficult to determine and the liquidated damages provided for are reasonable in light of the anticipated or actual loss, or (ix) regarding non-disclosure, confidentiality or non-competition.

E.             Our opinions are limited to only those laws, rules and regulations that we have, in the exercise of customary professional diligence, but without any special investigation, recognized as generally applicable to the transactions contemplated by the Transaction Documents and to business organizations of the same type as the Company or the Guarantors (i.e., corporations or limited liability companies) which are not engaged in regulated business activities and exclude the USA Patriot Act, the Trading with the Enemy Act, Executive Order 13224 and similar laws and regulations.  In addition, we express no opinion as to any law, rule or regulation to which the Company or any Guarantor may be subject as a result of your legal or regulatory status.

F.             The foregoing opinions are limited to the laws of the State of New York, the laws of the State of Illinois, the Delaware General Corporation Law and the federal laws of the United States of America, and we express no opinions with respect to the laws of any other jurisdiction.

Nothing has come to our attention that would lead us to believe that (1) as of the Applicable Time, the Disclosure Package (except for the financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement) included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (2) the Offering Memorandum or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom as to which we need make no statement), at the time the Offering

Exh A(1) - 8

Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The opinions expressed in this opinion letter are as of the date of this opinion letter only and as to laws covered hereby only as they are in effect on that date, and we assume no obligation to update or supplement such opinion to reflect any facts or circumstances that may come to our attention after that date or any changes in law that may occur or become effective after that date.  The opinions herein are limited to the matters expressly set forth in paragraphs 1 through 17 of this opinion letter, and no opinion or representation is given or may be inferred beyond the opinions expressly set forth in paragraphs 1 through 17 of this opinion letter.

This opinion letter is furnished by us as counsel for the Company and the Guarantors, is solely for your benefit in connection with the transactions stated herein, and is not to be given to or relied on by any other person or for any other purpose without our prior written consent.  No interest you may have under or with respect to this opinion letter may be assigned without our prior written consent.

Very truly yours,

SCHIFF HARDIN LLP

By:

Exh A(1) - 9

SCHEDULE A

Guarantors

Illinois Guarantors

AAR AIRCRAFT & ENGINE SALES & LEASING, INC.

AAR INTERNATIONAL FINANCIAL SERVICES, L.L.C.

AAR/SSB II, LLC

AAR AIRCRAFT SERVICES, INC.

AAR INTERNATIONAL, INC.

AAR AUSTRALIA, L.L.C.

AAR JAPAN, INC.

AAR MANUFACTURING, INC.

AAR PARTS TRADING, INC.

AAR POWER SERVICES, INC.

AAR ALLEN SERVICES, INC.

[AAR WOOD DALE LLC] (1)

Delaware Guarantors

AVIATION MAINTENANCE STAFFING, INC.

EP AVIATION, LLC

AARIFS A320 LLC

AARIFS (342) LLC

AARIFS (290) LLC

AARIFS (304) LLC

AARIFS (315) LLC

[AARIFS (662) LLC](1)

AARIFS (23734) LLC

AARIFS (23779) LLC

AARIFS (23780) LLC

AARIFS (24750) LLC

AARIFS (25092) LLC

AARIFS (25093) LLC

Other Guarantors

AAR AIRLIFT GROUP, INC.

AAR LANDING GEAR LLC

BROWN INTERNATIONAL CORPORATION

SUMMA TECHNOLOGY, INC.

(1) If a Guarantor at Closing.

Exh A(1) - 10

SCHEDULE B

Additional Specified Agreements

1.             Loan Agreement (N642UA) dated November 12, 2006 among C.I.T. Leasing Corporation, as Lender, Wells Fargo Bank Northwest, National Association, as Borrower, and AARIFS (25092) LLC and Global Principal Finance Company, LLC, as Owner Participants

2.             Loan Agreement (            ) dated                        among C.I.T. Leasing Corporation, as Lender, and Wells Fargo Bank Northwest, National Association, as Borrower, and AARIFS (25093) LLC and Global Principal Finance Company, LLC, as Owner Participants

[3.            Facility Agreement dated July 19, 2007 among Wells Fargo Bank Northwest, National Association, as Borrower, AARIFS (662) LLC, as Owner Participant, and DVB Bank AG, as Lender, Arranger, Underwriter, Security Trustee and Administrative Agent, as amended through June 17, 2011](2)

[4.            Loan Agreement 754485 dated July 15, 2005, between Principal Commercial Funding, LLC and AAR Wood Dale LLC](3)

[5.            [Wood Dale Mortgage]](3)

(2) If AARIFS (662) LLC is a Guarantor.

(3) If AAR Wood Dale LLC is a Guarantor.

Exh A(1) - 11

Exhibit A(2)

FORM OF OPINION OF GENERAL COUNSEL
FOR THE COMPANY PURSUANT TO
SECTION 5(a)

January [•], 2012

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
Loop Capital Markets LLC
U.S. Bancorp Investments, Inc.
c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park
New York, New York 10036

Re:          AAR CORP.

[•]% Senior Notes due 2022

Ladies and Gentlemen:

I am the General Counsel of AAR CORP., a Delaware corporation (the “Company”), and I am familiar with the transactions contemplated by the Purchase Agreement dated January [•], 2012 (the “Purchase Agreement”) among you, the Company and the subsidiaries of the Company listed on the signature pages thereof as “Guarantors” (collectively, the “Guarantors”), including the purchase by the Initial Purchasers of $175,000,000 principal amount of the Company’s [•]% Senior Notes due 2022 (the “Notes”) and the related guarantees of the Guarantors (the “Guarantees”).  This opinion is provided to you pursuant to Section 5(a) of the Purchase Agreement.  All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

I have examined such documents and matters of law which I have deemed necessary as the basis for the opinions expressed below.  As to matters of fact material to the opinions in this letter, I have relied on certificates of officers of the Company, public officials and other appropriate persons, and I believe that you and I are justified in relying thereon.

The opinions contained in this letter are only expressions of professional judgment regarding the legal matters addressed and are not guarantees that a court would reach any particular result.

Based upon the foregoing and subject to the qualifications below, I am of the opinion that:

1.             The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse effect on the Company and its subsidiaries, taken as a whole.

Exh A(2) - 1

2.             Each Domestic Subsidiary (as defined in the Indenture) of the Company and, to the best of my knowledge, each other subsidiary of the Company has been duly organized or incorporated, as applicable, and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its organization, has corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum and is duly qualified as a foreign corporation or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse effect on the Company and its subsidiaries, taken as a whole.  All of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of my knowledge and information, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

3.             There is not pending or, to the best of my knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary thereof is subject, before or brought by any court or governmental agency or body, which would reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by the Disclosure Package and the Final Offering Memorandum.

4.             Neither the Company nor any of its subsidiaries is or, as a result of the transactions contemplated by the Purchase Agreement, will be in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such defaults that would not result in a material adverse effect on the Company and its subsidiaries, taken as a whole.

The foregoing opinions are limited to the laws of the State of Illinois, the Delaware General Corporation Law, and the federal laws of the United States of America, and I express no opinion with respect to the laws of any other jurisdiction.

The opinions expressed in this opinion letter are as of the date of this opinion letter only and as to laws covered hereby only as they are in effect on that date, and I assume no obligation to update or supplement such opinion to reflect any facts or circumstances that may come to my attention after that date or any changes in law that may occur or become effective after that date.  The opinions herein are limited to the matters expressly set forth in this opinion letter, and no opinion is given or may be inferred beyond the matters expressly set forth in this opinion letter.

Exh B - 2

This opinion letter is furnished solely for your benefit in connection with the transactions stated herein, and is not to be given to or relied on by any other person or for any other purpose without my prior written consent.

Very truly yours,

By:
Robert J. Regan
General Counsel
AAR CORP.

Exh B - 3

SCHEDULE A

Name of Initial Purchaser	Principal Amount of Securities

Merrill Lynch, Pierce, Fenner & Smith Incorporated	$70,000,000
Morgan Stanley & Co. LLC	70,000,000
Wells Fargo Securities, LLC	17,500,000
Loop Capital Markets LLC	8,750,000
U.S. Bancorp Investments, Inc.	8,750,000
Total	$175,000,000

Sch A-1

SCHEDULE B

PRICING SUPPLEMENT

Sch B-1